                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   CALIFORNIA INDEPENDENT BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
             None
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
             None
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         Schedule 14A
         -----------------------------------------------------------------------
     (3) Filing Party:
         California Independent Bancorp
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                         CALIFORNIA INDEPENDENT BANCORP
                          1227 BRIDGE STREET, SUITE C
                          YUBA CITY, CALIFORNIA 95991
                                 (530) 674-4444

To Our Shareholders:

    I am pleased to invite you to attend the Annual Meeting of Shareholders of California Independent Bancorp to be held on Wednesday, May 19, 1999, at 6:00 p.m. (Pacific Daylight Time) at the Feather River State Bank branch located at 777 Colusa Avenue, Yuba City, California. Enclosed are the Secretary's official notice of this meeting, a proxy statement, and form of proxy for your utilization.

    At this year's annual shareholders meeting, you will be asked to elect those individuals to serve on the board of directors, to approve the appointment of Arthur Andersen LLP to act as our independent accountants, to conduct such other business as may appropriately be conducted at the meeting. The Notice of Annual Meeting and Proxy Statement contain a more complete description of the matters to be considered and acted upon. You should read those documents carefully.

    In addition to these business items, I will report to you the results of operations over the last year, describe our plans, respond to comments, and answer questions that may be of general interest to the shareholders.

    The entire board of directors encourages you and hopes that you are able to personally attend the annual meeting. Should you be unable to do so, it is important that your shares be represented and voted at the meeting. Accordingly, we urge you to please complete, sign, date and return the enclosed proxy as soon as possible. If your plans should change and you are subsequently able to attend the meeting, your proxy may be withdrawn and you may personally vote your shares.

    I look forward to seeing you at the annual meeting on Wednesday, May 19, 1999.

                                          Sincerely,

                                            [SIGNATURE]

                                          Robert J. Mulder

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         CALIFORNIA INDEPENDENT BANCORP
                          1227 BRIDGE STREET, SUITE C
                          YUBA CITY, CALIFORNIA 95991
                                 (530) 674-4444

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1999
                                   6:00 P.M.

                            ------------------------

To the Shareholders of California Independent Bancorp Common Stock:

    The Annual Meeting of Shareholders of California Independent Bancorp, a California corporation ("Company") and the bank holding company for Feather River State Bank ("Bank"), will be on Wednesday, May 19, 1999, at 6:00 p.m. (Pacific Daylight Time) at the Bank's branch located at 777 Colusa Avenue, Yuba City, California, for the following purposes:

    1. To elect eleven (11) directors to serve until the 2000 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal from office. The names of the nominees for the Board of Directors of the Company are set forth in the accompanying proxy statement.

    2. To ratify the appointment of Arthur Andersen LLP to act as the Company's independent accountants for 1999.

    3. To consider and transact such other business as may properly be brought before the meeting and any adjournments thereof.

    These proposals are more fully described in the accompanying Proxy Statement to which your attention is invited.

    In accordance with the Company's Bylaws, the Board of Directors has chosen March 23, 1999, as the "record date" to identify the shareholders entitled to notice of and the right to vote at the Annual Meeting.

    All shareholders are cordially invited to attend the Annual Meeting in person. YOUR VOTE IS IMPORTANT. To ensure your shares will be represented at the meeting, please date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. You may revoke the proxy at any time prior to the time it is voted. Any shareholder present at the meeting may vote personally on all matters brought before the meeting in which event your proxy will not be used.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Annette Dier Bertolini

                                          Annette Dier Bertolini, Secretary

April 2, 1999

Yuba City, California

    WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                         CALIFORNIA INDEPENDENT BANCORP
                                PROXY STATEMENT
                          INFORMATION CONCERNING PROXY

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Independent Bancorp ("Company"), the bank holding company for Feather River State Bank ("Bank"), of the enclosed proxy for use at the 1999 Annual Meeting of Shareholders of the Company and at any adjournments thereof ("Meeting"), to be held on Wednesday, May 19, 1999, at 6:00 p.m. (Pacific Daylight Time), at the Bank's branch located at 777 Colusa Avenue, Yuba City, California. (References to the Company include the Bank.)

    As many of our shareholders are unable to personally attend the Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by duly executed proxies in the accompanying form received by management prior to the Meeting will be voted at the Meeting. A shareholder executing and delivering the enclosed proxy may revoke such proxy at any time prior to the proxy being voted. A proxy may be revoked (i) by written notice to Annette Dier Bertolini, Secretary of the Company; (ii) by a subsequently dated proxy; or (iii) by attending the Meeting and voting by ballot. If a shareholder specifies a choice with respect to any matter to be acted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by this proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals. A shareholder who attends the Meeting may vote by ballot at the Meeting, thereby canceling any proxy the shareholder may previously have given.

    The Proxy Committee is composed of three directors of the Company, David A. Offutt, Louis F. Tarke, and William H. Gilbert, who will vote all shares of Common Stock represented by the proxies. However, the Proxy Committee cannot vote the shares of a shareholder unless the shareholder signs and returns a proxy. Proxy cards also confer upon the Proxy Committee discretionary authority to vote the shares represented on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting. Such matters may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any persons to any office for which a bona fide nominee is named, if such nominee is unable or will not serve.

    The principal method by which the Board of Directors is soliciting proxies is by mail. However, additional solicitations may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company or Bank. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 2, 1999.

    The proxy card format enables you to record your vote on each matter. If you wish to withhold your vote for any one or more directors, circle and draw a line through the name of each director for whom you wish to withhold your vote. You may withhold authority to vote for all of the directors by placing an X in the box marked WITHHOLD AUTHORITY. You may vote FOR or AGAINST each other item by placing an X in the box appropriately marked. Please note that a vote to ABSTAIN may have the same effect as a vote AGAINST.

                               VOTING SECURITIES

    OUTSTANDING VOTING SECURITIES AND RECORD DATE

    The Company has only one class of voting securities outstanding, identified as the Common Stock. In accordance with the Company's Bylaws, the Board of Directors has chosen March 23, 1999 as the "record date" to identify the shareholders entitled to notice of and the right to vote at the Meeting. As of such date, 1,749,873 shares were outstanding, all of which will be entitled to vote at the Meeting. The determination of the shareholders entitled to vote at the Meeting and the number of shares those shareholders are entitled to vote was based upon the Company's records as of the record date.

    VOTING

    Each shareholder of record is entitled to one vote for each share held on all matters to come before the Meeting, except with respect to the election of the Company's directors. As to the election of directors a shareholder may cumulate votes as to candidates nominated, provided any shareholder gives notice of their intent to cumulate votes at the Meeting prior to voting. Under cumulative voting, each share carries as many votes as the number of directors to be elected. A shareholder may cast all such votes for a single nominee or distribute the votes among as many nominees as the shareholder desires. If any shareholder should give a notice of their intent to cumulate votes, all shareholders may also cumulate their votes for director nominees.

    Abstentions in voting are treated as shares that are present and entitled to vote for purposes of determining a quorum is present at the Meeting. Such votes, however, are not treated as voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The Company is of the opinion that no person possesses, directly or indirectly, the power to direct or cause the direction of management and policies of the Company. Nor is the Company aware of the existence of a group of persons formed for such purpose, whether through the ownership of voting securities, by contract, or otherwise.

    The following information sets forth the securities ownership by persons known to the Company to own 5% or more of the Company's common stock, as of March 23, 1999. This information has been obtained from the Company's records and from information furnished directly by the individual or entity to the Company.

                                                                              AMOUNT AND NATURE OF
                                                             RELATIONSHIP          BENEFICIAL         PERCENTAGE OF
NAME OF BENEFICIAL OWNER                                     WITH COMPANY         OWNERSHIP(1)            CLASS
---------------------------------------------------------  ----------------  ----------------------  ---------------
Harold M. Eastridge......................................       Director              103,986(2)             5.84%
Michael C. Wheeler.......................................       Director              102,679(3)             5.79%

------------------------

(1) Unless otherwise indicated, the beneficial owner of these securities has sole voting and investment powers.

(2) Includes an option for 30,947 shares which is exercisable within 60 days of the Record Date.

(3) Includes options for 24,669 shares which are exercisable within 60 days of the Record Date, and 14,894 shares over which Mr. Wheeler has shared voting and disposition power. Mr. Wheeler disclaims beneficial ownership of 1,059 shares, and 9,135 shares owned by another person over which Mr. Wheeler has voting power.

    The following table shows the number of common shares of stock and the percentage of the common shares beneficially owned by each director, executive officer, and for each person nominated and recommended to be elected by the current Board of Directors of the Company. The information is based upon the Company's records and information furnished to it by the nominees as of March 23, 1999.

                                                                                                     AMOUNT AND
                                                                                                       NATURE
NAME OF DIRECTOR,                                            RELATIONSHIP             DIRECTOR           OF
  EXECUTIVE OFFICER, OR                      AGE                 WITH                   SINCE        BENEFICIAL
  OR NOMINEE                             PERCENTAGE             COMPANY            (COMPANY/BANK)   OWNERSHIP(1)
---------------------------------------  -----------  ---------------------------  ---------------  ------------
Harold M. Eastridge....................          55   Director                         1995/1976        103,986(2)
                                               5.84%

John L. Dowdell........................          62   Nominee                                               -0-

William H. Gilbert.....................          59   Director                         1995/1988         62,945(3)
                                               3.54%

Donald H. Livingstone..................          56   Director                         1998/1998          7,900(4)
                                               0.45%

Alfred G. Montna.......................          54   Nominee                                               -0-

Robert J. Mulder.......................          55   President, Chief Executive       1995/1992         45,985(5)
                                               2.58%  Officer and Director

David A. Offutt........................          59   Director                         1995/1976         62,687(6)
                                               3.53%

William K. Retzer......................          55   Director                         1995/1979         41,020(7)
                                               2.31%

Ross D. Scott..........................          71   Director                         1995/1976         39,504(8)
                                               2.23%

Louis F. Tarke.........................          71   Director                         1995/1976         59,375(9)
                                               3.36%

Michael C. Wheeler.....................          49   Director                         1995/1976        102,679(10)
                                               5.79%

Kenneth M. Anderson....................          46   Senior Vice President--                             2,678(11)
                                               0.15%  Administrative Services

Annette Dier Bertolini.................          53   Chief Financial Officer of                         34,009(12)
                                               1.91%  the Company and Senior Vice
                                                      President and Chief
                                                      Financial Officer of the
                                                      Bank

Blaine C. Lauhon.......................          36   Senior Vice President--                            15,166(13)
                                               0.86%  Chief Lending Officer

Douglas R. Marr........................          45   Senior Vice President--                               623(14)
                                               0.04%  Chief Credit Officer
                                              -----
                                                                                                    ------------

All Directors, Executive Officers, and                                                                  578,557(15)
  Nominees of the Company as a Group
  (15 in number).......................       28.94%

------------------------

 (1) Unless otherwise indicated, the beneficial owner of these securities has sole voting and investment powers.

 (2) Includes an option for 30,947 shares which is exercisable within 60 days of the Record Date.

 (3) Includes 29,840 shares in a trust pursuant to which Mr. Gilbert has shared voting and disposition power; and an option for 27,815 shares which is exercisable within 60 days of the Record Date. Mr. Gilbert disclaims beneficial ownership of 330 of these shares.

 (4) Includes an option for 7,584 shares which are exercisable within 60 days of the Record Date.

 (5) Includes an option for 29,236 shares which is exercisable within 60 days of the Record Date.

 (6) Includes an option for 27,878 shares which is exercisable within 60 days of Record Date.

 (7) Includes an option for 25,032 shares which is exercisable within 60 days of the Record Date.

 (8) Includes an option for 18,312 shares which is exercisable within 60 days of the Record Date.

 (9) Includes 19,271 shares in a trust pursuant to which Mr. Tarke has shared voting and disposition power, and an option for 14,720 shares which is exercisable within 60 days of the Record Date.

 (10) Includes options for 24,669 shares which are exercisable within 60 days of the Record Date, and 14,894 shares over which Mr. Wheeler has shared voting and disposition power. Mr. Wheeler disclaims beneficial ownership of 1,059 shares, and 9,135 shares owned by another person over which Mr. Wheeler has voting power.

 (11) Includes an option for 2,335 shares which is exercisable within 60 days of the Record Date, and 121 shares vested pursuant to the Bank's ESOP.

 (12) Includes an option for 27,232 shares which is exercisable within 60 days of the Record Date, and 1,455 shares vested pursuant to the Bank's ESOP.

 (13) Includes an option for 13,102 shares which is exercisable within 60 days of the Record Date, and 892 shares vested pursuant to the Bank's ESOP.

 (14) Includes an option for 525 shares which is exercisable within 60 days of the Record Date, and 43 shares vested pursuant to the Bank's ESOP.

 (15) Includes options for 249,387 shares which are exercisable within 60 days of the Record Date.

                INFORMATION PERTAINING TO ELECTION OF DIRECTORS

PROPOSAL 1. ELECTION OF DIRECTORS

    The Company's Bylaws provide that the number of directors may be no less than seven (7) and no more than thirteen (13) with the exact number to be fixed from time to time by resolution of the Board of Directors. The number of directors is currently fixed at eleven (11). Such directors, if elected, shall hold office until the next Annual Meeting of the Shareholders or until their earlier retirement, resignation or removal from office. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such person as shall be designated by the Board of Directors to replace the nominee. The Board currently has no knowledge that any of the nominees will be unable or unwilling to serve. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees listed below as possible.

    There are no family relationships between any of the directors, officers or persons nominated or chosen by the Board of Directors to become a director or officer. Set forth below are summaries of the background and business experience of all the directors and persons nominated to become a director. Unless otherwise indicated, each person has been engaged in the noted occupation with the same entity for more than 5 years.

    JOHN L. DOWDELL is President and Chief Executive Officer of Dowdell Financial Services, a company that is engaged in investment banking and the financial services industry.

    HAROLD M. EASTRIDGE is President of the Trident Investment Corporation, a company engaged in real estate development and is President of Feather River Construction, Inc.

    WILLIAM H. GILBERT is Vice President of Gilbert Orchards, Inc., walnut growers.

    DONALD H. LIVINGSTONE is a director for the Center of Entrepreneurship and a Teaching Professor at Marriott School of Management at Brigham Young University. Additionally, Mr. Livingstone serves on the board of directors of Tropical Sportswear International Corporation, a company that is required to report under the Securities Exchange Act of 1934, and Eureka Mutual Funds which is an investment company registered under the Investment Company Act of 1940.

    ALFRED G. MONTNA is the owner of Montna Farms, a rice, walnut, and prune farm.

    ROBERT J. MULDER has been President and Chief Executive Officer of the Bank since 1992 and President and Chief Executive Officer of the Company since 1995. Previously, Mr. Mulder was the Executive Vice President and Senior Loan Administrator of the Bank.

    DAVID A. OFFUTT is an attorney at law.

    WILLIAM K. RETZER has been Chairman of Examen, Inc. since 1992, a firm that performs analysis and cost containment of legal bills.

    ROSS D. SCOTT is a physical therapist, Chief Executive Officer, and the owner of Scott Center, physical therapy.

    LOUIS F. TARKE is a partner in Tarke Bros. and Anderson, a walnut and rice farm.

    MICHAEL C. WHEELER is General Manager and President of Wheeler Oldsmobile-Cadillac.

    RECOMMENDATION OF MANAGEMENT

    THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE ELEVEN (11) NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

    INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN BOARD COMMITTEES

    Board Committees. The Company's Board of Directors has an Audit Committee. The Audit Committee monitors significant accounting policies, approves services rendered by the auditors, reviews audit and management reports, makes recommendations regarding the appointment of independent auditors and the fees payable for their services. The following directors serve as members of the Audit Committee: Michael C. Wheeler, Chairman; Harold M. Eastridge; Ross D. Scott; and Donald H. Livingstone. The Company's Audit Committee met eight (8) times in 1998.

    In 1998, the Bank merged its Audit, Insurance, CRA, Compliance, and Investment committees into a newly formed committee designated as the Risk Management Committee. In addition to fulfilling the duties of the Audit Committee, the Risk Management Committee is also responsible for monitoring Interest Rate Risk, the Bank's investment portfolio, insurance adequacy, compliance with federal and state laws and regulations, and credit review. The Risk Management Committee is comprised of the same individuals who serve on the Company's Audit Committee. During 1998, the Risk Management and its predecessor, the Bank's Audit Committee, met a combined twelve (12) times.

    The Company does not have a nominating or a compensation and personnel committee. The Company's and Bank's boards of directors perform the functions of these committees.

    During 1998, the Bank's Board of Directors held twelve (12) regular meetings and one (1) special meeting, while the Company's Board of Directors held twelve
(12) regular meetings and no special meetings. Each director, following his election, attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of committees of the Board on which they served.

    EXECUTIVE OFFICERS

    The Company's and Bank's executive officers serve at the pleasure of the Boards and are subject to annual appointment by the Boards at their respective first meeting following the annual shareholder's meeting. Set forth below is certain information as of March 23, 1999, with respect to each executive officer of the Company and/or Bank, not previously discussed.

                                                                POSITIONS AND OFFICES WITH                 YEAR JOINED
NAME                                      AGE                    THE COMPANY AND/OR BANK                 (COMPANY/BANK)
------------------------------------      ---      ----------------------------------------------------  ---------------
Kenneth M. Anderson.................          46   Senior Vice President Administrative Services of the      ----/1994
                                                   Bank (1998-present); Vice President of Business
                                                   Development of the Bank (1994-1998); Assistant Vice
                                                   President, Business Development Officer of the Bank
                                                   (1994)

Annette Dier Bertolini..............          53   Chief Financial Officer of the Company                    1995/1980
                                                   (1995-present); Senior Vice President and Chief
                                                   Financial Officer of the Bank (1991-present)

Blaine C. Lauhon....................          36   Senior Vice President and Chief Lending Officer of        ----/1990
                                                   the Bank (1998-present); Senior Vice President and
                                                   Senior Credit Officer of the Bank (1996-1998);
                                                   Assistant Loan Administrator of the Bank
                                                   (1994-1996); Vice President, Loan Officer of the
                                                   Bank (1990-1994).

Douglas R. Marr.....................          45   Senior Vice President and Chief Credit Officer of         ----/1996
                                                   the Bank (1998-present); Vice President and
                                                   Administrative Credit Officer of the Bank (1998);
                                                   Vice President and Senior Credit Officer of the Bank
                                                   (1997-1998); Vice President and Senior Loan Officer
                                                   of the Bank (1996-1997)

                             EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE

    The following table sets forth a summary of the compensation paid (for services rendered in all capacities) during the past three fiscal years to the executive officers of the Bank whose annual compensation for 1998 exceeded $100,000. All compensation is currently paid by the Bank.

                                                                                                       LONG-TERM
                                                                                    OTHER ANNUAL     COMPENSATION
                                                                                    COMPENSATION    AWARDS OPTIONS      ALL OTHER
NAME                             POSITION         YEAR       SALARY     BONUS (1)        (2)              (3)         COMPENSATION
--------------------------  ------------------  ---------  ----------  -----------  -------------  -----------------  -------------

Robert J. Mulder..........  President and            1998  $  130,000   $   7,797     $       0            2,744        $  41,151(4)
                            Chief Executive          1997  $  130,000   $  15,647     $  18,088            4,363        $  36,479(4)
                            Officer                  1996  $  123,643   $  19,387     $  12,668            5,049        $  21,021(4)

Annette Dier Bertolini....  Senior Vice              1998  $   83,500   $   4,643     $       0            2,950        $  13,108(5)
                            President and            1997  $   83,500   $   7,863     $  21,600            3,000        $  12,733(5)
                            Chief Financial          1996  $   81,070   $   9,993     $  12,712            3,540        $  12,265(5)
                            Officer

------------------------

(1) Annual bonuses are paid out over a three year period. The amount reported in the Bonus column represents the part of the bonus earned and paid in the year specified and the part of the bonuses deferred from prior years and paid in the year specified.

(2) No perquisites are reported as Other Annual Compensation as they did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for the named executive officer. The amount reported represents reimbursement for taxes in connection with the exercise of stock options.

(3) Includes stock options granted during 1998 and stock options pursuant to a reload feature whereby an optionee who utilizes a cashless exercise to exercise their stock options is granted an option for an equal number of shares.

(4) Includes $1,490, $1,184 and $1,120 allocated to Mr. Mulder's ESOP account for 1996, 1997 and 1998; $1,617, $1,524 and $1,286 contributed to Mr.
    Mulder's account in the Bank's 401(k) Plan for 1996, 1997 and 1998; $17,914, $33,771, and $38,745 accrued under a Salary Continuation Agreement for 1996, 1997 and 1998.

(5) Includes $1,353, $1,184, and $746 allocated to Mrs. Bertolini's ESOP account for 1996, 1997 and 1998; $1,300, $1,272 and $1,150 contributed to Mrs.
    Bertolini's account in the Bank's 401(k) Plan for 1996, 1997 and 1998; and $9,612, $10,277, and $11,212 accrued under a Salary Continuation Agreement for 1996, 1997 and 1998.

    During 1998, except for Chairman Offutt, the non-employee directors of the Company received $350 for each Board meeting attended. Chairman Offutt received $500 for each Board Meeting attended and Mr. Mulder received no additional compensation for attending the Board meetings.

    During 1998, except for Chairman Offutt, the non-employee directors of the Bank received $1,250 for each Board meeting attended. Chairman Offutt received $2,100 for each Board Meeting attended and no additional compensation for attending committee meetings. Mr. Mulder received no additional compensation for attending the Board or committee meetings.

    During 1998, the Directors each received $350 for each Board meeting attended as non-employee directors of the Bank's wholly owned subsidiary E.P.I. Leasing Co., Inc. ("EPI"). Mr. Mulder also serves as a non-employee director of EPI, however, he received no additional compensation for attending the Board meetings.

    In addition, non-employee directors are granted stock options each year based upon a formula that has allocated one-third of the options to be granted each year to the non-employee directors of the Company. Options are then further allocated to individual directors based upon the number of board and committee meetings attended. In addition, they receive reimbursement for taxes incurred in connection with the exercise of stock options.

    CALIFORNIA INDEPENDENT BANCORP 1989 AMENDED AND RESTATED STOCK OPTION PLAN

    On June 13, 1995, the Company adopted the California Independent Bancorp 1989 Amended and Restated Stock Option Plan ("1989 Plan") which was previously the Feather River State Bank 1989 Stock Option Plan and which sets aside 448,989 shares of no par value Common Stock of the Company for which options may be granted to key, full-time salaried employees and officers of the Company, as well as non-employee directors of the Company.

    The exercise price of all options to be granted under the 1989 Plan must be at least 100% of the fair market value of the Company's Common Stock on the granting date and be paid in full at the time the option is exercised in cash, shares of the Company's Common Stock with a fair market value equal to the purchase price or a combination thereof. Under the 1989 Plan, all options expire no more than ten years after the date of grant.

    In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease after three (3) months and one (1) day unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease immediately.

    The following table shows information regarding stock options granted during 1998 to the executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                                 -----------------------------------------------------------

                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                                                                                ANNUAL RATES OF
                                   NUMBER OF                                                         STOCK
                                  SECURITIES       % OF TOTAL                                  PRICE APPRECIATION
                                  UNDERLYING     OPTIONS GRANTED    EXERCISE                    FOR OPTION TERM
                                    OPTIONS       TO EMPLOYEES        PRICE      EXPIRATION   --------------------
NAME                              GRANTED (#)    IN FISCAL YEAR      ($/SH)         DATE        5%($)     10%($)
-------------------------------  -------------  -----------------  -----------  ------------  ---------  ---------

                                                                                Aug. 27,
Robert J. Mulder...............        2,744              8.9%      $   22.00   2008          $  98,333  $ 156,579

                                                                                Jan. 22,
Annette Dier Bertolini.........        2,950              9.6%      $   25.38   2008          $ 121,933  $ 194,158

    The following table shows information regarding stock options exercised during 1998 by the executive officers of the Company and the value at December 31, 1998 of unexercised options held by such persons:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                            NUMBER OF
                                                                           SECURITIES        VALUE OF UNEXERCISED
                                                                           UNDERLYING       IN- THE-MONEY OPTIONS
                                                                       UNEXERCISED OPTIONS            AT
                                                                            AT FISCAL               FISCAL
                                                                           YEAR-END(#)           YEAR-END ($)
                                        SHARES                         -------------------  ----------------------
                                       ACQUIRED       VALUE REALIZED      EXERCISABLE/           EXERCISABLE/
NAME                                ON EXERCISE (#)        ($)            UNEXERCISABLE         UNEXERCISABLE
----------------------------------  ---------------  ----------------  -------------------  ----------------------
Robert J. Mulder..................         9,115        $  187,761           33,392/-0-         $  109,950/-0-
Annette Dier Bertolini............           -0-        $      -0-           27,232/-0-         $  139,871/-0-

    CALIFORNIA INDEPENDENT BANCORP 1996 STOCK OPTION PLAN

    On April 9, 1996, the Company adopted the California Independent Bancorp 1996 Stock Option Plan ("1996 Plan") which sets aside 164,329 shares of no par value Common Stock of the Company for which options may be granted to key, full-time salaried employees and officers of the Company, as well as non-employee directors of the Company.

    The exercise price of all options to be granted under the 1996 Plan must be at least 100% of the fair market value of the Company's Common Stock on the granting date and be paid in full at the time the option is exercised in cash, shares of the Company's Common Stock with a fair market value equal to the purchase price or a combination thereof. Under the 1996 Plan, all options expire no more than ten years after the date of grant.

    In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease after three (3) months and one (1) day unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease immediately.

    EXECUTIVE SALARY CONTINUATION AGREEMENTS

    On April 28, 1993, Mr. Mulder and Mrs. Bertolini (singularly the "Executive") each entered into an Executive Salary Continuation Agreement ("Agreements") with the Bank. The Agreements provide that if the Executive continues to be employed by the Bank at least until he or she reaches age 65, upon retirement the Executive will receive an annual retirement benefit. Upon the Executive's retirement, the Bank will pay an annual amount of $63,000 and $42,000 to Mr. Mulder and Mrs. Bertolini, respectively, payable monthly for a period of 180 months following such retirement, subject to certain conditions set forth in the Agreements.

    If the Executive has been employed by the Bank for a period of at least four continuous years, and the Executive's employment is terminated by the Bank without cause, the Executive will be considered to be vested in 30% of the total amount he or she would otherwise receive and will become vested in an additional 10% for each succeeding year until he or she becomes 100% vested. In the event of a change in control of the Bank, the Executive will become fully vested and, if his or her employment is terminated as a result of said change in control, will be entitled to the full amount as a severance payment.

    On February 4, 1997, the Bank entered into an additional Executive Salary Continuation Agreement ("Additional Agreement") with Mr. Mulder. The terms of the Additional Agreement for Mr. Mulder provide for a benefit of $40,100 if Mr. Mulder continues to be employed by the Bank at least until he reaches age 65. The terms of the Additional Agreement are the same as Mr. Mulder's original Executive Salary Continuation Agreement described above.

    The Bank purchased single premium life insurance policies on Mr. Mulder and Mrs. Bertolini in order to assist in meeting its obligations under the Agreements and to indemnify the Bank against loss. The Bank is named as owner and beneficiary under each of the insurance policies.

    FEATHER RIVER STATE BANK EMPLOYEE STOCK OWNERSHIP PLAN

    The Board of Directors of the Bank adopted the Feather River State Bank Employee Stock Ownership Plan ("ESOP"), effective as of January 1, 1989, to be funded by annual contributions by the Bank, to be invested primarily in the Company's Common Stock. The purpose of the ESOP is to reward employees for long and loyal service by providing them with retirement benefits. During 1995, the Bank amended the ESOP to add 401(k) provisions. Under the ESOP, there is both a purchase of the Company's Common Stock for the account of employees as part of the employee stock ownership provision and a contribution by the Bank, and an opportunity for employee contributions and matching under the 401(k) provisions. During 1998, the Bank made a matching contribution of $40,000 under the 401(k) provisions.

    The ESOP's Trustees are three officers of the Bank. During 1995, the Bank borrowed $200,000 from United ComServe, a non-profit corporation and has agreed to make an annual contribution sufficient in amount to make five annual principal payments of $40,000 plus quarterly interest payments based upon an interest rate of prime minus 1/2%.

    All employees who have completed six months of service with the Bank and are at least 21 years of age are eligible to participate in the ESOP. An employee or their beneficiary is entitled to the full amount of the employee's account balance in the event of their normal retirement at age 65; early retirement at age 55 and having completed 7 years of service; or their death. In the event of an employee's termination of employment for any reason other than retirement or death, the employee shall only be entitled to the vested percentage of their account balance.

    DIRECTOR'S DEFERRED COMPENSATION

    On July 19, 1994, the Bank entered into a Deferred Compensation Agreement with William H. Gilbert, a director of the Company. Under the Deferred Compensation Agreement, Mr. Gilbert has elected to defer $1,000 per month of the director's fees to which he is entitled. He may change this election prior to January 1 of any year for the upcoming year. Interest on the amount deferred is credited at a rate equal to the prime rate as published in THE WALL STREET JOURNAL on the last day of the preceding year.

    Upon attainment of age 66 and 12 years of service as a director of the Bank from the date of the Deferred Compensation Agreement, Mr. Gilbert will be entitled to payments of $29,416 per year for 15 years in lieu of the amount that he has deferred plus the interest accrued thereon ("Deferral Account Balance"). In the event that Mr. Gilbert no longer serves as a director of the Bank prior to attaining age 66, is disabled, or there is a change of control of the Bank, he will be entitled to the Deferral Account Balance in lieu of any other benefit. In the event of Mr. Gilbert's death, his beneficiary will be entitled to payments of $29,416 per year for 15 years.

    Under the Deferred Compensation Agreement, Mr. Gilbert is a general unsecured creditor of the Bank. The Bank has purchased an insurance policy on the life of Mr. Gilbert to enable the Bank to make payments as required by the Deferred Compensation Agreement.

    INDEBTEDNESS OF MANAGEMENT AND OTHER TRANSACTIONS

    The Company has had and expects to have in the future, banking transactions in the ordinary course of its business with its directors, executive officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans comparable to transactions with others, and such transactions did not involve more than the normal risks of collectibility or present other unfavorable features.

    During 1998, the Bank paid Examen, Inc., a company owned by Director William Retzer, $6,960 to perform services relating to legal cost management, audit, and other matters concerning legal services provided by outside law firms.

    During 1998, the Bank paid a total of $9,711 to Feather River Construction, Inc. to remodel a portion of the Bank's administrative offices and to make minor repairs at other locations. Director Harold M. Eastridge is president of Feather River Construction, Inc.

    During 1998, the Bank also paid Trident Property Management Company $41,326 for property management services and maintenance and repairs for the Company's properties. Of this amount, property management fees were $23,100. Director Harold M. Eastridge is president of Trident Property Management Company.

    During 1998, the Bank paid Wheeler Oldsmobile-Cadillac $1,041 for maintenance on the Company's vehicles. Director Michael Wheeler is general manager and president of Wheeler Oldsmobile-Cadillac.

    PERFORMANCE GRAPH

    As part of the proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total stockholder return on its Common Stock with that of a broad equity market index and either a published industry index or a Company-constructed peer group index.

    The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 1998 with the cumulative total return on the NASDAQ Total Return Index and the SNL Securities, Inc. Bank Index for banks with between $250 million to $500 million in asset size. The comparison assumes $100 was invested on December 31, 1993 in the Company's Common Stock and in each of the foregoing indices and the reinvestment of dividends.

    There can be no assurance as to future trends in the cumulative total return of the Company's Common stock or of the following indices. The Company does not make or endorse any predictions as to future stock performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALIFORNIA INDEPENDENT BANCORP
                                                       INDEX VALUE
                                     CALIFORNIA          NASDAQ -       SNL $250M-$500M
                                 INDEPENDENT BANCORP     TOTAL US    BANK ASSET-SIZE INDEX
12/31/93                                     $ 100.00      $ 100.00                $ 100.00
12/31/94                                       142.64         97.75                  107.90
12/31/95                                       141.98        138.26                  145.61
12/31/96                                       193.26        170.01                  189.07
12/31/97                                       205.37        208.58                  327.00
12/31/98                                       182.98        293.21                  292.84

                                                                                       PERIOD ENDING
                                                        ----------------------------------------------------------------------------
INDEX                                                    12/31/93     12/31/94     12/31/95     12/31/96     12/31/97     12/31/98
------------------------------------------------------------------------------------------------------------------------------------
California Independent Bancorp........................      100.00       142.64       141.98       193.26       205.37       182.98
NASDAQ - Total US.....................................      100.00        97.75       138.26       170.01       208.58       293.21
SNL $250M - $500M Bank Asset-Size Index...............      100.00       107.90       145.61       189.07       327.00       292.84

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any person who owns more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, no person owns ten percent (10%) or more of the Company's Common Stock.

    Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required to be filed, the Company believes that for the period from January 1, 1998 through December 31, 1998, its officers and directors complied with all applicable filing requirements.

                        REPORT ON EXECUTIVE COMPENSATION

    THE COMPENSATION AND PERSONNEL COMMITTEE

    The Company's and the Bank's Boards of Directors, with the exception of Robert J. Mulder, fulfill the functions of the Compensation and Personnel Committee.

    The Boards analyze, review, and approve the executive compensation for the Company's and Bank's executive officers.

    The Boards consider the tax law limitation of deductibility of executive compensation of $1,000,000 per executive for publicly held corporations. The Boards do not believe that this limitation will affect the Company as they do not anticipate that their executives' compensation will approach this limit.

    COMPENSATION PHILOSOPHY

    The Company's compensation philosophy is to provide executive officers with compensation that is competitive with that paid by industry peers consisting of banks located in Northern California of similar asset size, financial performance, and marketing strategy.

    CORPORATE PERFORMANCE FACTORS

    It is the policy of the Boards to determine the components of executive compensation principally upon the basis of corporate performance. Among the performance factors considered are profitability, capital levels, and asset quality (non-performing assets, loan delinquencies and loan charge-offs), net interest margin, Return on Average Assets and Return on Average Equity. In considering these factors, the Boards do not assign any quantitative weight to the factors considered, but consider all the factors taken together.

    INDIVIDUAL PERFORMANCE FACTORS

    Increases to an executive officer's base salary are determined, in part, based on the officer's responsibilities.

    COMPENSATION--SALARIES AND BONUS AWARDS

    The Boards decide upon the salary for each executive officer, based on their review of industry peer group data for both corporate performance and compensation, and evaluations of the performance of each executive officer. Industry peer group data for compensation is obtained from regulatory agencies and industry trade groups.

    Incentive compensation is determined pursuant to a formula that is established before the fiscal year begins and is based upon the Company's budget forecast for the fiscal year and the achievement of earnings of at least 95% of budget and up to 120% of the budgeted amount for the year for net income.

    CHIEF EXECUTIVE OFFICER COMPENSATION

    Robert J. Mulder serves as the President and Chief Executive Officer of the Company and the Bank. Mr. Mulder's salary is based upon his performance and a review of industry peer group data. (See "Compensation--Salaries and Bonus of Awards.") Mr. Mulder's incentive compensation is based upon the achievement of profitability as measured by the Company's budget forecast for the fiscal year. (See "Compensation--Salaries and Bonus Awards.")

    THE COMPENSATION AND PERSONNEL COMMITTEE INTERLOCKS AND INSIDER
     PARTICIPATION

    The Company's Board of Directors, with the exception of Robert J. Mulder, functions as the Company's and Bank's Compensation and Personnel Committee. None of these individuals is or has been employed as an officer or employee of the Company or the Bank or any of its subsidiaries.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

    The Board of Directors has selected and appointed Arthur Andersen LLP, independent public accountants, to examine the financial statements of the Company for the year ending December 31, 1999. In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis. Arthur Andersen LLP has served as the Company's independent public accountants since 1986. If ratified, Arthur Andersen LLP will serve as the independent certified public accountant for the Company and the Bank.

    In the event the appointment is not ratified through the affirmative vote of a majority of the outstanding shares, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent certified public accountants for 2000. Because of the difficulty and expense of making any substitution of auditors after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Arthur Andersen LLP for the year 1999 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accountant to replace an independent public accountant ratified by the shareholders in the event the Board of Directors determines that the interests of the Company require such a change.

    A representative of Arthur Andersen LLP is expected to be present at the Meeting, will be provided the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions of shareholders.

    RECOMMENDATION

    THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY. YOU ARE URGED TO VOTE FOR PROPOSAL 2.

PROPOSAL 3. OTHER MATTERS

    Management is not aware of any other matters to be raised at the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

    Any shareholder desiring to submit a proposal for inclusion in next year's Proxy Statement, must assure that their proposal is received on or before December 3, 1999. All such shareholder proposals must be mailed, e-mailed, faxed, or otherwise delivered by other electronic media to the attention of the Company's secretary at its executive offices located at 1227 Bridge Street, Suite C, Yuba City, California 95991. Finally, all shareholder proposals must meet the requirements set forth in Securities and Exchange Commission Rule 14a-8.

April 2, 1999
Yuba City, California

                                          By Order of the Board of Directors,

                                          /s/ Annette Dier Bertolini

                                          ANNETTE DIER BERTOLINI, SECRETARY

                                     PROXY

                         CALIFORNIA INDEPENDENT BANCORP
   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 19, 1999

    The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of California Independent Bancorp and the accompanying Proxy Statement dated April 2, 1999, and, revoking any Proxy heretofore given, hereby constitutes and appoints David A. Offutt, Louis F. Tarke, and William H. Gilbert, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of California Independent Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of California Independent Bancorp, to be held at Feather River State Bank, 777 Colusa Avenue, Yuba City, California, on Wednesday, May 19, 1999, at 6:00 p.m., or at any adjournment thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any adjournments thereof. All properly executed proxies will be voted as indicated.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING
    ITEMS:

    1. To elect as directors the nominees set forth below:

      / / FOR all nominees listed below (except as marked to the contrary below).

      / / WITHHOLD AUTHORITY to vote for all nominees listed below.

    INSTRUCTION:

To withhold authority to vote for any individual nominee, circle and initial the nominees name in the list below:

 J. Dowdell, H. Eastridge, W. Gilbert, D. Livingstone, A. Montna, R. Mulder, D.
             Offutt, W. Retzer, R. Scott, L. Tarke, and M. Wheeler

                        (CONTINUED ON THE REVERSE SIDE)

    2. To approve the proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company's 1999 fiscal year.

       / / FOR                  / / AGAINST                  / / ABSTAIN

    3. To transact such other business as may properly come before the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

         I/WE do / / or; I/WE do not / / expect to attend this meeting.

    THIS PROXY IS SOLICITED BY AND ON THE BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND DISCRETIONARY AUTHORITY WILL BE GRANTED AS TO PROPOSAL 3.

    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE SHARE CERTIFICATES. WHEN SHARES ARE HELD BY JOINT TENANTS, ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF MORE THAN ONE PERSON IS SERVING IN SUCH A CAPACITY, ALL SHOULD SIGN.
                                                 _______________________________
                                                            Signature
                                                 _______________________________
                                                            Signature
                                                 Date __________________________